February 2013 July 2013 ARCP Continues Deliberate Growth Strategy Pro Forma Market Capitalization Approximately $10 Billion Increases AFFO Earnings Guidance Range for 2014 to $1.19 to $1.25 per Share Greater Scale Delivers Superior Portfolio Diversification Combined Portfolio 2,579 Properties, 45 Million Square Feet American Realty Capital Properties to Acquire American Realty Capital Trust IV Total Transaction Valued at $3.1 Billion Note: Including previously announced transactions

2 Additional Information about the Proposed Transaction and Where to Find It This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, American Realty Capital Properties, Inc. (“ARCP”) and American Realty Capital Trust IV, Inc. (“ARCT IV”) intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a joint proxy statement on Schedule 14A. BOTH ARCP AND ARCT IV STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain free copies of the proxy statement and other relevant documents filed by ARCP and ARCT IV with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov . Copies of the documents filed by ARCP and ARCT IV with the SEC are also available free of charge on ARCP’s website at http://www.arcpreit.com , and copies of the documents filed by ARCT IV with the SEC are available free of charge on ARCT IV’s website at www.arct - 4.com . ARCP and ARCT IV and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from both companies’ stockholders in respect of the proposed transaction. Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding ARCT IV’s directors and executive officers can be found in the ARCT IV’s definitive proxy statement filed with the SEC on April 30, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from ARCP and ARCT IV, as applicable, using the sources indicated above.

3 Forward - Looking Statements Information set forth herein contains “forward - looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP’s and ARCT IV’s expectations regarding future events. The forward - looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward - looking statements. Such forward - looking statements include, but are not limited to, whether and when the transactions contemplated by the merger agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts. The following additional factors, among others, could cause actual results to differ from those set forth in the forward - looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the merger and related proxy proposals or the failure to satisfy other conditions to completion of the merger; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; the business plans of the tenants of the respective parties; the outcome of any legal proceedings relating to the merger or the merger agreement; and risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in ARCP’s and ARCT IV’s filings with the SEC, which are available at the SEC’s website at www.sec.gov . ARCP and ARCT IV disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Summary of Material Merger Terms

Consideration:	ARCT IV shareholders may elect to receive: a) **2.05x shares of ARCP common stock (no lock-up)**, equivalent to $31.02 per share based on ARCP's five day volume weighted average closing price for the period ended July 1, 2013, with a guaranteed floor value of $30.62; or, b) **$30.00 cash per share**, not to exceed 25% of total consideration Consideration is tax-free to the extent ARCP stock is received
Financial Impact:	• **Dividend**: ARCP dividend increases $0.03 from $0.91 to $0.94 per share upon the earlier to close of ARCT IV and CapLease, Inc. ("LSE") • **Liquidity:** Immediate liquidity for ARCT IV shareholders (no lock-up) • **Operating Costs**: Reduced G&A costs through ARCP management fee structure • **Balance Sheet**: Maintains low leverage of 36% debt / EV, preserves financial flexibility • **Trading Float:** Immediate MSCI index rebalance, providing market support for additional stock equivalent of $200 million
Competing Offers:	**Competing Offers Considered:** ARCT IV board may consider competing offers
Timing:	• **Shareholder Vote**: Majority approval of both companies' shareholders required • Shareholders receive a vote and a voice • **Closing:** Expected within 60 to 90 days (late Q3 or early Q4), subject to SEC review

American Realty Capital Properties

4

• Unique Strategy: Unlike any competitor, ARCP acquires properties leased both long - term and mid - duration • Stable Income Plus Growth: ARCP offers a well - diversified net lease portfolio with high credit quality tenants with brand identity, long - weighted and mid - weighted average lease terms and growth potential • Significant Size and Scale: 2 nd largest listed net lease REIT with an enterprise value of over $10 billion • Access to public capital markets and numerous index inclusions (1) to support growth • Able to lower cost of capital with an expected investment grade rating • Larger REITs tend to deliver stronger performance, trade at better multiples • Financial Flexibility: Low borrowing costs, significant liquidity to fund accretive growth and well - laddered debt maturities • Materially Lower Operating Costs: ARCP has a more efficient cost structure, having eliminated acquisition and financing fees, reduced management fees and benefiting from economies of scale • Expert Management Team: Experienced, expert management team that assembled and managed the real estate portfolio 5 ARCP Overview (1) Indices include : MSCI, Russell 3000, Russell Global, NASDAQ Financial 100, FTSE NAREIT Composite, FTSE NAREIT All Equity REIT, and FTSE NAREIT U.S. Equity REIT

6 Notable Recent ARCP Activity ARCP has utilized its low cost of capital to thoughtfully and deliberately increase its scale, diversify its portfolio and grow projected AFFO per share Event Date Pro Forma Property Portfolio Enterprise Value ($M) New Year's Day 2013 01/01/13 148 $ 309 ARCT III Merger ( closed) 02/28/13 692 $ 3,000 LSE Merger (announced) 05/28/13 793 (1) $ 6,000 MSCI RMZ Inclusion 05/31/13 $ 6,000 GE Portfolio Acquisition ( announced) 05/31/13 1,240 (1) $ 6,000 $900 Direct Equity Placement ( announced) 06/04/13 $ 6,000 Russell 3000 Inclusion 07/01/13 $ 6,000 ARCT IV Merger ( announced) 07/02/13 2,579 (1) $ 10,000 (1) Pro forma basis at the time of the announced transaction.

7 ARCP Shareholder Benefits • AFFO Accretion : 2013E AFFO guidance of $ 0.91 to $0.95 increases to pro forma 2014E revised AFFO guidance of $ 1.19 to $1.25 • 31% projected AFFO per share growth 2014 over 2013 • Dividend Increase : Annualized dividend increases from $0.91 to $0.94 per share • AFFO payout ratio decreases to less than 80% • Greater Equity Float: Immediate MSCI index rebalance provides market support for additional stock equivalent of $ 200 million • Improved Debt to EV: Pro forma debt to enterprise value ratio under 36% provides financial flexibility • Diversification Improves: Portfolio diversification increases by every relevant metric • Income Stability Maintained: ARCP’s income stability maintained: • Top 10 Tenant concentration improves to less than 30% • 57% of pro forma annualized rents come from investment grade tenants; and • W eighted average lease duration increases to 10 years pro forma • G&A Synergies: Approximately $8 million saved through reduction in management fees (75 bps at ARCT IV compared to 40 bps at ARCP)

8 Transaction Overview Summary Sources and Uses ARCT IV Shares O/S Cash Payment @ $30/share Issuance of ARCP Shares Total Consideration ARCT IV Blended Share Price Shares $ 0% ARCT IV Cash Election 70.2 0 143.9 $2,150.00 $ 2,150.00 $30.63 25% ARCT IV Cash Election 70.2 $526.50 107.9 $1,612.50 $2,139.00 $30.47

9 ARCP’s Annualized Dividend will Increase for the 7 th Consecutive Quarter (1) (1) Effective with the earlier to close of the proposed transaction and ARCP’s merger with LSE. (2) Dividends based on dividend rate at the end of each period. $0.875 $0.875 $0.880 $0.885 $0.890 $0.895 $0.900 $0.910 $0.940 $0.840 $0.860 $0.880 $0.900 $0.920 $0.940 $0.960 Q'3 2011 Q'4 2011 Q'1 2012 Q'2 2012 Q'3 2012 Q'4 2012 Q'1 2013 Q'2 2013 ARCP Post Merger Per Share Historical Annualized Dividend (2) While distributions continue to increase, AFFO payout ratio falls below 80%, providing additional room for future dividend growth

10 Combined Company Portfolio Overview (1) Combination creates larger , higher credit, more liquid, better diversified and lower leveraged REIT ARCP Combined Company ARCP Pro Forma ARCT IV Standalone Total Properties 2,579 1,253 1,326 Total Square Feet 45.0 million 29.8 million 15.2 million Investment Grade Tenants (2) 57% 69% 33% Investment Grade Rated Tenants (3) 53% 69% 23% Top 10 Tenant Concentration 29.8% 36.2% 39.6% 2013 Annualized Rent $601.1 million $419.5 million $181.6 million Weighted Avg Remaining Lease Term 10.0 years 9.0 years 11.8 years % Lease Expirations through 2017 19.5% 22.6% 13.5% Net Debt/Enterprise Value 36% 37% 29% 3Q 2013E AFFO Pay - out Ratio 80% 86% 79% (1) Assumes closing of previously announced transactions. (2) Includes investment grade tenants affiliated with investment grade entities as determined by a major rating agency. For purposes of th is presentation, we have also included Moody’s Analytics Market Implied Ratings. (3) Includes investment grade tenants affiliated with investment grade entities as determined by a major rating agency. For purpo ses of this presentation, we have attributed the ratings of the affiliated parent company to the tenant.

11 AFFO per share is projected to grow significantly from 2013 to 2014 . ARCP Pro Forma Earnings Guidance ($ amounts in millions, except per share data) 2014E Revised Guidance Low High FFO/share (fully diluted) $1.17 $1.23 AFFO/share (fully diluted) $1.19 $1.25 (1) Using mid points of guidance range. Second - Half 2013 Key Assumptions: • Acquisitions : Acquire an additional $300 million of assets (balance of 2013) • Capitalization: 50% equity issuance, 50% debt utilization • Shares Outstanding : 261.0 million (fully diluted) 2014 Key Assumptions : • Acquisitions : Acquire $1 billion of assets • Capitalization: 65% equity issuance, 35% debt utilization • Weighted Average Shares Outstanding : 396.0 million (fully diluted; assumed 25% ARCT IV cash election) ARCP Pro Forma Implied Metrics Mid - point of range Assumed AFFO Multiple 15.0x Implied Share Price $18.45 Equity Market Cap $7,306 Net Debt $4,747 Enterprise Value $11,053

12 Combined Company Compares Favorably with Peers ARCP Standalone ARCP Combined Company O NNN WPC Assumes All Acquisitions Total Properties 1,253 2,579 3,525 1,636 422 Total Square Feet (mm) 29.8 45.0 53.7 19.3 39.9 Investment Grade Tenants 69% 57% (1) 34% 6% 34% 2013 Annualized Rent (mm) $419.5 $601.1 $686.8 $370.3 $435.5 Wtd . Avg Rem. Lease Term (years) 9.0 10.0 11.1 12.0 8.9 % Lease Exp. through 2017 22.6% 19.5% 11.2% 11.6% 23.0% 3Q 2013E AFFO Pay - out Ratio 86% 80% 93% 81% 83% Note: ARCP standalone includes CapLease, Inc. ARCP Combined Company assumes closing of previously announced transactions. (1) Includes investment grade tenants affiliated with investment grade entities as determined by a major rating agency. For purposes of th is presentation, we have also included Moody’s Analytics Market Implied Ratings.

13 Tenant % of NOI Rating (1) 5.5% BBB - 4.2% BBB 4.1% A 3.5% BBB+ 3.1% AA+ 2.7% BBB 1.8% A 1.7% BBB+ Wendab Associates Company 1.6% NR 1.4% B 29.8% 89.6% Top 10 Tenants = 90% Investment Grade Note: Excludes held - for - sale assets. (1) Includes investment grade tenants affiliated with investment grade entities as determined by a major independent rating agen cy. For purposes of this presentation, we have attributed the ratings of the affiliated parent company to the tenant. Pro Forma ARCP Top 10 Tenant Concentration Less Than 30%

14 Industry Emphasis on Essential Consumer Goods & Services 29 Distinct Industries Quick Service, 19.4% Discount Retail, 8.8% Casual Dining, 8.0% Retail Banking, 7.1% Consumer Products, 6.9% Freight, 6.6% Insurance, 5.9% Family Dining, 4.7% Pharmacy, 4.4% Healthcare, 4.3% Specialty Retail, 3.8% Government Services, 3.3% Diversified Industrial, 2.2% Auto Retail, 1.7% Financial Services, 1.6% Aerospace, 1.7% Home Maintenance, 1.6% Supermarket, 1.6% Gas / Convenience, 1.6% Telecommunications, 1.3% Consulting, 0.9% Consumer Goods, 0.9% Auto Services, 0.8% Media, 0.4% Publishing, 0.3% Storage Facility, 0.1% Professional, 0.02% Billboard, 0.01% Parking, 0.01% Note: Assumes closing of previously announced transactions.

15 15 Note: Assumes closing of previously announced transactions. Excludes certain LSE assets contemplated to be held - for - sale and lease - up assumptions with respect to two multi - tenant properties. (1) Based on percentage of GAAP Rent. Only 6.6% Lease Maturities in the Next 3 Years 1.0% 1.8% 3.8% 5.0% 7.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2013 2014 2015 2016 2017 Pro Forma Lease Maturities - Next 5 Years (1) Near term lease roll - over limited to 19.5% through 2017

16 ARCT IV Shareholder Benefits • Substantial Share Premium : 22.5% premium to original offering price (1) • Price Floor : $30.62 floor price provides certainty of value • Dividend Increase : Annualized dividend increases $0.28 per share from $1.65 to $1.93, or 17% • Stronger Enterprise : Converts holding in smaller, less diversified portfolio into liquid investment in leading publicly traded net lease REIT • 2013 annualized rent increases from $181.6 million to $527.1 million • Percentage of investment grade (2) tenants increases to 57% • Top 10 tenants comprise less than 30% of combined company • Tax Efficiency and Liquidity : Stock and cash consideration affords the opportunity to experience full transaction benefits on a tax - advantaged basis • Transaction is tax - free to the extent of ARCP common stock received • ARCP common shares immediately tradable on NASDAQ (no lock up) (1) Based on guaranteed floor of $30.62. (2) Includes investment grade tenants affiliated with investment grade entities as determined by a major rating agency and Moody’s Analytics Market Implied Ratings . ARCT IV shareholder benefits and prior experience suggest cash election should be minimal

17 ARCP’s Proven Management Team Demonstrated value creation, deep knowledge of the portfolio and superior public company and capital markets experience with over $15 billion of real estate acquisitions in the last decade Supported by a team of over 100 professionals Asset Management Property Management Accounting Legal Human Resources Capital Markets Originations Underwriting Due Diligence Financing Investor Relations Nicholas S. Schorsch Chairman & CEO • CEO of ARCP’s manager (ARC Properties Advisors) • Former Chairman & CEO of ARCT (acquired by Realty Income in January 2013) • Former CEO of American Financial Realty Trust (NYSE: AFR) • Two - Time Ernst & Young Entrepreneur of the Year Brian S. Block Chief Financial Officer • Chief Financial Officer of ARCP’s manager (ARC Properties Advisors ) • Former Chief Financial Officer, American Realty Capital Trust (non - traded) • Former Chief Accounting Officer, American Financial Realty Trust (NYSE: AFR) • Former public accounting experience (Ernst & Young and Arthur Andersen) Michael Weil President • President of ARCP’s manager (ARC Properties Advisors) • CEO of Realty Capital Securities • Former Senior VP, Sales & Leasing of American Financial Realty Trust (NYSE: AFR) Brian D. Jones Chief Operating Officer • Former Chief Financial Officer, American Realty Capital Trust (NASDAQ: ARCT) • Previously real estate investment banker at Robert W. Baird, Morgan Stanley, UBS and PaineWebber • Previously real estate tax manager Coopers & Lybrand

18 ARCP’s Management Structure Brings Significant Benefits to Shareholders Scale and expertise generate better execution at lower costs, resulting in higher shareholder values • Largest, most experienced U.S . buyer of net lease real estate • Strong, consistent track record in net lease space • Performance based management compensation • Vertically integrated team of 100+ professionals • Potential for additional bench strength from LSE’s experienced management team • Efficient operational, legal and administrative support • Lower fees and expenses – $8 million annualized G&A savings expected for ARCT IV shareholders

19 Shareholders Benefit from Various Channels of ARCP Growth ARCP Acquisition Capabilities Span the Deal Landscape Single Asset Acquisitions • ARCP’s 100+ investment professionals source, underwrite, negotiate and close granular, single asset acquisitions with great precision • $367 million acquisitions year - to - date, comprised of 81 properties • In - house capabilities generate superior results at lower cost to shareholders Portfolio Acquisitions • Preferred buyer of large portfolios due to speed of execution and certainty of close • $774 million GE portfolio, comprised of 447 properties Corporate Mergers • Investment banking and capital markets acumen generate strategic opportunities • $8.4 billion of mergers completed or announced: American Realty Capital Trust III, Inc. ; LSE; and ARCT IV • Successfully completed $900 million of private placements of common stock and convertible preferred stock to provide funding for acquisitions of LSE and GE Capital property portfolio

20 ARCP’s G&A is less than half of the REIT industry average Among the Lowest G&A Expenses in the REIT Industry Source: SNL Financial 2.7% 2.4% 1.7% 1.4% 1.2% 1.2% 1.0% 1.0% 0.9% 0.9% 0.9% 0.8% 0.7% 0.6% 0.5% 0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% G&A as % of Gross Asset Value ARCP (3bp) (40bps )

21 ARCP has Outperformed its Peers 57.8% 50.8% 28.6% 11.9% 6.5% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% ARCP LXP NNN MSCI US REIT (RMS) O Total Return - Trailing 12 Months Source: SNL Financial

22 Combined Company Offers Shareholders Significant Benefits • Favorable Cost of Capital: Near all - time low interest rates provide favorable acquisition environment • Liquidity and Access to Capital: Increases enterprise value and provides immediate common stock liquidity, access to capital and financial flexibility • Market support from immediate MSCI rebalancing due to increased size of ARCP • Quality of Income: Maintains focus on income quality: well - located properties tenanted by corporate credits and strong operators • 57% (1) investment grade tenants • Portfolio Diversification/Earnings Stability: Increases portfolio diversification substantially, providing greater earnings stability • Focus on Essential Goods and Services: Enhances exposure to target industries, focus on essential consumer goods and services • Increased Scale: Increases portfolio scale, creating greater acquisition flexibility • Extension of Investment Strategy: Single tenant properties in “Main & Main” locations Merger reaffirms investment strategy, creates earnings accretion and outsized growth opportunities, preserves capital investment and provides greater portfolio diversification (1) Includes investment grade tenants affiliated with investment grade entities as determined by a major rating agency and Moody’s Analytics Market Implied Ratings .

23 Experienced Senior Management • Experience in managing public companies with combined enterprise value over $20 billion • Opportunity to internalize sooner than expected Best - In - Class Portfolio • High quality properties, ‘Main & Main’ locations, strong tenant roster and brand identity • Stable income with outsized growth potential • Diversified by tenant, industry and geography Value Proposition Durable Dividends, Principal Protection Outsized Growth Potentia l ARCP offers a compelling value proposition Strong, Flexible Balance Sheet • Low leverage • Low cost of capital • Financial capacity • Financial flexibility

24 Non - GAAP – FFO/AFFO Reconciliation 2014 E Run Rate Low High Net Income attributable to stockholders (in accordance with GAAP) $0.60 $0.66 Depreciation and amortization $0.57 $0.57 FFO $1.17 $1.23 Acquisition and transaction related costs $0.03 $0.03 Amortization of deferred financing costs $0.01 $0.01 Straight - line rent ($0.03) ($0.03) Non - cash equity compensation expense $0.01 $0.01 AFFO $1.19 $1.25 Non - GAAP – FFO/AFFO Reconciliation

25 Funds from Operations and Adjusted Funds from Operations ARCP and ARCT IV consider funds from operations (“FFO”) and AFFO, which is FFO as adjusted to exclude acquisition - related fees and expenses, amortization of above - market lease assets and liabilities, amortization of deferred financing costs, straight - line rent, non - cash mark - to - market adjustments, amortization of restricted stock, non - cash compensation and gains and losses useful indicators of the performance of a real estate investment trust (“REIT”). Because FFO calculations exclude such factors as depreciation and amortization of real estate assets and gains or losses from sales of operating real estate assets (which can va ry among owners of identical assets in similar conditions based on historical cost accounting and useful - life estimates), they faci litate comparisons of operating performance between periods and between other REITs in our peer group. Accounting for real estate assets in accordance with generally accepted accounting principles (“GAAP”) implicitly assumes that the value of real estate ass ets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many ind ust ry investors and analysts have considered the presentation of operating results for real estate companies that use historical co st accounting to be insufficient by themselves. FFO and AFFO are not in accordance with, or a substitute for, measures prepared in accordance with GAAP, and may be different from non - GAAP measures used by other companies. In addition, FFO and AFFO are not based on any comprehensive set of accounting rules or principles. Non - GAAP measures, such as FFO and AFFO, have limitations in that they do not reflect all of the amounts associated with ARCP’s and ARCT IV's results of operations that would be reflected in measures determined in accordance with GAAP. These measures should only be used to evaluate ARCP's and ARCT IV’s performance in conjunction with corresponding GAAP measures. Additionally, ARCP and ARCT IV believe that AFFO, by excluding acquisition - related fees and expenses, amortization of above - market lease assets and liabilities, amortization of deferred financing costs, straight - line rent, non - cash mark - to - market adjustments, amortization of restricted stock, non - cash compensation and gains and losses, provides information consistent with management's analysis of the operating performance of the properties. By providing AFFO, ARCP and ARCT IV believe it is presenting useful information that assists investors and analysts to better assess the sustainability of our operating perfor man ce. Further, ARCP and ARCT IV believe AFFO is useful in comparing the sustainability of their operating performance with the sustainability of the operating performance of other real estate companies, including exchange - traded and non - traded REITs. As a result, ARCP and ARCT IV believe that the use of FFO and AFFO, together with the required GAAP presentations , provide a more complete understanding of our performance relative to our peers and a more informed and appropriate basis on which to make decisions involving operating, financing and investing activities.